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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 21, 2004


                          Winton Financial Corporation
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                     0-18993                   31-1303854
--------------------------------------------------------------------------------
  (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)            File Number)           Identification No.)




               5511 Cheviot Road, Cincinnati, Ohio           45247
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 385-3880
                                                           --------------


     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K


Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a) and (b).  Not applicable.

           (c)      Exhibits.

                    See Index to Exhibits.

Item 12.   Results of Operations and Financial Condition.
-------    ---------------------------------------------

           On January 21, 2004, Winton Financial Corporation issued a press release regarding its earnings for the year ended December 31, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.





















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                                   SIGNATURES
                                   ----------


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      WINTON FINANCIAL CORPORATION



                                      By: /s/ Jill M. Burke
                                          -------------------------------------
                                          Jill M. Burke, Chief Financial Officer


Date: January 21, 2004






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                                INDEX TO EXHIBITS
                                -----------------


     Exhibit Number                             Description
     --------------                             -----------

           99 Press Release of Winton Financial Corporation, dated January 21, 2004